SECTOR ROTATION FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 97.4%

BHP Billiton Ltd. — SP

ADR†

70,522

$

4,939,361

INDUSTRIALS 36.0%

Companhia Vale do Rio

Jacobs Engineering Group,

Doce — SP ADR

144,794

4,730,420

Inc.*†

140,100

$

13,394,961

ArcelorMittal†

55,600

4,300,660

Foster Wheeler Ltd.*

85,000

13,176,700

E.I. du Pont de Nemours and

Fluor Corp.†

88,000

12,823,360

Co.

84,100

3,707,969

KBR Inc.*

252,999

9,816,361

Dow Chemical Co.

90,000

3,547,800

Chicago Bridge & Iron, Co.

Praxair, Inc.

38,900

3,450,819

N.V.†

151,600

9,162,704

Anglo American PLC — SP

Diana Shipping, Inc.†

277,191

8,720,429

ADR†

112,199

3,407,484

Shaw Group, Inc.*†

143,700

8,685,228

POSCO — SP ADR†

20,700

3,113,487

Kirby Corp.*†

183,098

8,510,395

Air Products & Chemicals,

URS Corp.*

154,550

8,396,702

Inc.

30,300

2,988,489

ABB Ltd. — SP ADR

287,100

8,268,480

Barrick Gold Corp.

61,500

2,586,075

Quanta Services, Inc.*†

314,769

8,259,539

Agrium, Inc.

34,700

2,505,687

Alexander & Baldwin, Inc.†

144,144

7,446,479

Southern Copper Corp.†

22,900

2,407,477

Emerson Electric Co.

121,055

6,858,976

Ecolab, Inc.†

45,900

2,350,539

First Solar, Inc.*

23,400

6,251,076

Alcoa, Inc.

56,600

2,068,730

DryShips, Inc.†

68,400

5,294,160

Goldcorp, Inc.†

59,000

2,001,870

Suntech Power Holdings Co.

PPG Industries, Inc.

27,800

1,952,394

Ltd. - SP ADR*†

59,000

4,856,880

Celanese Corp.

46,000

1,946,720

Seaspan Corp.†

189,268

4,635,173

Sigma-Aldrich Corp.†

31,800

1,736,280

Sunpower Corp.*†

27,900

3,637,881

Newmont Mining Corp.

35,000

1,709,050

Woodward Governor Co.

53,300

3,621,735

Huntsman Corp.

57,200

1,470,040

EMCOR Group, Inc.*

133,700

3,159,331

Nucor Corp.

24,000

1,421,280

Horizon Lines, Inc. — Class

Teck Cominco Ltd. - Class B

38,916

1,389,690

A†

163,625

3,049,970

Eastman Chemical Co.†

21,100

1,288,999

Genco Shipping & Trading

Freeport-McMoRan Copper

Ltd.†

53,719

2,941,653

& Gold, Inc. — Class B

10,335

1,058,718

Perini Corp.*†

69,098

2,862,039

Total Materials

________

84,846,125

Eagle Bulk Shipping, Inc.†

90,448

2,401,394

AMETEK, Inc.

48,300

2,262,372

TELECOMMUNICATION SERVICES 16.0%

Roper Industries, Inc.†

36,000

2,251,440

China Mobile Ltd. — SP

Quintana Maritime Ltd.†

91,294

2,097,936

ADR†

215,100

18,685,737

Brady Corp. — Class A†

45,500

1,596,595

Vodafone Group PLC — SP

GrafTech International Ltd.*

86,300

1,531,825

ADR

308,800

11,524,416

Hubbell, Inc. — Class B

28,300

1,460,280

America Movil SAB de CV

Energy Conversion Devices,

— SP ADR

139,000

8,533,210

Inc.*†

38,600

1,298,890

Vimpel-Communications —

Belden, Inc.†

26,400

1,174,800

SP ADR

180,200

7,496,320

Regal-Beloit Corp.†

24,100

1,083,295

Mobile Telesystems — SP

American Superconductor

ADR†

66,700

6,789,393

Corp.*†

37,800

1,033,452

Turkcell Iletisim Hizmet AS,

Total Industrials

182,022,491

________

Inc. — SP ADR

161,200

4,444,284

Rogers Communications,

MATERIALS 16.8%

Inc. — Class B

98,000

4,434,500

Monsanto Co.

56,000

6,254,640

Sprint Nextel Corp.†

280,500

3,682,965

The Mosaic Co.*

64,551

6,089,741

SK Telecom Co. Ltd. — SP

Potash Corporation of

ADR†

105,900

3,160,056

Saskatchewan†

37,100

5,340,916

American Tower Corp. —

Rio Tinto PLC — SP ADR†

12,100

5,080,790

Class A*

70,800

3,016,080

1

SECTOR ROTATION FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Philippine Long Distance

Smith International, Inc.

34,800

$

2,569,980

Telephone Co. — SP ADR

39,400

$

2,983,368

Cameron International

U.S. Cellular Corp.*†

25,842

2,173,312

Corp.*

45,400

2,185,102

Crown Castle International

ENSCO International, Inc.†

34,700

2,068,814

Corp.*†

50,200

2,088,320

BJ Services Co.†

69,500

1,686,070

MetroPCS Communications,

Total Energy

________

37,173,047

Inc.*†

92,300

1,795,235

Total Telecommunication Services

________

80,807,196

CONSUMER STAPLES 5.2%

Altria Group, Inc.

173,600

13,120,688

INFORMATION TECHNOLOGY 8.1%

Reynolds American, Inc.

70,000

4,617,200

Google, Inc. — Class A*

17,600

12,170,048

Loews Corp. - Carolina

eBay, Inc.*

181,400

6,020,666

Group

37,400

3,190,220

Yahoo!, Inc.*

188,600

4,386,836

UST, Inc.†

56,300

3,085,240

VeriSign, Inc.*†

79,900

3,005,039

Universal Corp.†

24,600

1,260,012

Akamai Technologies, Inc.*†

62,400

2,159,040

Vector Group Ltd.

55,200

1,107,312

Equinix, Inc.*†

17,800

1,799,046

Total Consumer Staples

________

26,380,672

Gmarket, Inc.*†

61,334

1,527,217

Sohu.com, Inc.*

25,700

1,401,164

Total Common Stocks

ValueClick, Inc.*

58,900

1,289,910

(Cost $434,432,149)

492,958,076

________

Omniture, Inc.*†

37,900

1,261,691

Face

VistaPrint Ltd.*

29,000

1,242,650

Amount

CNET Networks, Inc.*†

128,200

1,171,748

REPURCHASE AGREEMENTS 2.4%

SAVVIS, Inc.*†

36,800

1,027,088

Collateralized by U.S. Treasury

DealerTrack Holdings,

Obligations

Inc.*†

27,200

910,384

Mizuho Financial Group,

Digital River, Inc.*†

26,700

882,969

Inc.issued 12/31/07 at

j2 Global Communications,

1.40% due 01/02/08

$

7,101,331

7,101,331

Inc.*

36,300

768,471

Total Information Technology

________

41,023,967

Lehman Brothers Holdings,

Inc. issued 12/31/07 at

1.00% due 01/02/08

4,189,434

4,189,434

CONSUMER DISCRETIONARY 8.0%

Morgan Stanley issued

Amazon.com, Inc.*†

186,072

17,237,710

12/31/07 at 1.20% due

Expedia, Inc.*

244,000

7,715,280

01/02/08

1,092,512

________

1,092,512

Priceline.com, Inc.*†

58,800

6,753,768

Netflix, Inc.*†

126,700

3,372,754

Total Repurchase Agreements

Systemax, Inc.†

105,897

2,151,827

(Cost $12,383,277)

________

12,383,277

GSI Commerce, Inc.*†

104,439

2,036,560

SECURITIES LENDING COLLATERAL 26.5%

Blue Nile, Inc.*†

21,109

1,436,679

Investment in Securities Lending Short

Total Consumer Discretionary

________

40,704,578

Term

Investment Portfolio Held by

ENERGY 7.3%

U.S. Bank

134,323,357

134,323,357

________

Transocean, Inc.† *

41,481

5,938,005

Total Securities Lending Collateral

Halliburton Co.

102,400

3,881,984

(Cost $134,323,357)

134,323,357

______

National-Oilwell Varco,

Total Investments 126.3%

Inc.*

47,500

3,489,350

(Cost $581,138,783)

$

________

639,664,710

Weatherford International

Liabilities in Excess of Other

Ltd.*

48,200

3,306,520

Assets – (26.3)%

$  (133,357,878)

________

Diamond Offshore Drilling,

Net Assets – 100.0%

$

506,306,832

Inc.†

23,200

3,294,400

*

Non-Income Producing Security.

Baker Hughes, Inc.

40,000

3,244,000

†

All or a portion of this security is on loan at December 31, 2007.

Noble Corp.

49,200

2,780,292

ADR - American Depository Receipt

Tenaris SA — SP ADR

61,000

2,728,530

2